Lease Arrangements - Reconciliation of Undiscounted Cash Flows to Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Lessee, Operating Lease, Liability, to be Paid, Fiscal Year Maturity [Abstract]
2025	$ 421
2026	81
2027	3
Total minimum lease payments	505
Less: amount of lease payments representing interest	(5)
Lease liabilities	500	$ 970
Less: current obligation under leases	(416)	(475)
Non-current lease obligations	$ 84	$ 495